SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) : March 15, 2002


                              URBANI HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


        Colorado                           0-22783             95-3966853
(State or other jurisdiction of    (Commission File Number)  (IRS Employer
incorporation or organization)                              Identification No.)


               20-24 40th Avenue, Long Island City, New York 11101
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (718) 392-5050

                          Sattel Global Networks, Inc.
                                  (Former name)



               1004 Depot Hill Rd., Ste. 1E, Broomfield, CO 80020
                                (Former address)


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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

      On March 15, 2002, pursuant to the agreement dated August 7, 2001, by and among Sattel Global Networks, Inc., Urbani Acquisition Corp., a wholly-owned subsidiary of Sattel Global Networks, Inc., and Rosario's Epicureo, Ltd. d/b/a Urbani Truffles & Caviar, U.S.A., Urbani Acquisition Corp. merged into Rosario's Epicureo, Ltd. In connection with the agreement, the shares of common stock of Rosario's Epicureo, Ltd. were converted into 10,125,000 shares of common stock of Sattel Global Networks, Inc. In connection with the transaction, Sattel Global Networks, Inc. changed its name to Urbani Holdings, Inc.

      Pursuant to the agreement, upon the closing of the merger, Sattel Global Networks, Inc. shall have 15,000,000 shares of common stock outstanding, together with warrants to purchase 1,200,000 shares of common stock at an exercise price of $1.00 per share and warrants to purchase 1,200,000 shares of common stock at an exercise of $1.50 per share. In the event that the gross proceeds from the exercise of the warrants is not equal to at least $500,000 within 270 days of the closing of the merger, then the stockholders of Rosario's Epicureo, Ltd. shall be issued the number of additional shares of common stock equal to the difference between 9,750,000 and a fraction, the numerator of which shall be equal to the product of 9,750,000 and the gross proceeds from the exercise of the warrants and the denominator of which shall be equal to 500,000.

      Rosario's Epicureo, Ltd. is a specialty food distributor of truffles, caviar, wild mushrooms, smoked fish and specialty game and foie gras to fine restaurants. Rosario's Epicureo, Ltd. also sells its products to gourmet shops, supermarkets, wholesalers, distributors and private retail customers. Rosario's Epicureo, Ltd. has a database of over 15,000 customers, including 5,000 accounts of which up to 2,000 are active at any one time. Its customers include some of the finest and most well-known restaurants in the country. Pursuant to an exclusive license agreement Rosario's Epicureo, Ltd. is the sole distributor of Urbani branded products in the United States. Urbani is an unaffiliated company, which has been engaged in the truffle business in Italy for over 100 years.

       For the terms and conditions of the agreement and plan of merger, reference is made to such agreement attached hereto as Exhibit 10. All statements made herein concerning the foregoing agreement are qualified in their entirety by reference to such Exhibit.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements

            The required Financial Statements of Rosario's Epicureo, Ltd. will be filed pursuant to an amendment to this Current Report on Form 8-K no later than sixty (60) days from the date of this Current Report on Form 8-K.

        (b) Pro Forma Financial Information

            The required Pro Forma Financial Information of Rosario's Epicureo, Ltd. will be filed pursuant to an amendment to this Current Report on Form 8-K no later than sixty (60) days from the date of this Current Report on Form 8-K.

        (c) Exhibits

            10.1 Agreement and Plan of Merger by and among Sattel Global Networks, Inc., Urbani Acquisition Corp. and Rosario's Epicureo, Ltd. d/b/a Urbani Truffles & Caviar U.S.A. dated August 7, 2001, as amended (Incorporated by reference to the Registrant's Schedule 14C filed on December 5, 2002)


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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     March 29, 2002



                                                        URBANI HOLDINGS, INC.
                                                  ------------------------------
                                                             (Registrant)

                                                 By: /s/Rosario Safina
                                                 Name:  Rosario Safina
                                                 Title: Chairman,
                                                        Chief Executive Officer,
                                                        and President